--------------------------------------------------------------------------------
                                   FORM 8-K
--------------------------------------------------------------------------------
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

Date of Report (Date of earliest event reported):    July 16, 1999
                                                     -------------

               First Capital Institutional Real Estate, Ltd. - 3
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Florida                        0-14122                     36-3330657
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission      (IRS Employer Identification
 of incorporation)                File Number)     Number)

            2 North Riverside Plaza, Suite 700, Chicago, IL  60606
--------------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone, including area code:    (312) 207-0020
                                                --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


This document consists of 3 pages.

ITEM 5.   OTHER EVENT
-------   -----------

          As a result of the sale of all Partnership properties and investments, the Partnership has been terminated pursuant to section 13.1 of the Partnership Agreement. The General Partner has commenced the winding up of the Partnership and has caused the certificate of limited partnership of the Partnership to be cancelled. In connection therewith, immediately following the filing of this Current Report on Form 8-K, the General Partner intends to apply to the Securities and Exchange Commission to terminate the registration of the Limited Partnership Units of the Partnership under the Securities Exchange Act of 1934, as amended. Unless otherwise defined the terms used herein have the same meanings ascribed to them in the Partnership Agreement.

          Immediately prior to the filing of this Current Report on Form 8-K, the Partnership's assets consisted of cash and receivables of $5,541,800 and certain contingent claims (which are immaterial in amount). On the dissolution date, the Partnership, will distribute $5,395,700 to Partners. In addition, the assets will be utilized to satisfy expected future wind up expenses of $65,400 and other liabilities of $22,700 (collectively, "Liabilities") and for payment of all contingent and unforeseen obligations (collectively "Liquidation Costs"). Accordingly, as of the date of the filing of this Current Report on Form 8-K, the Partnership has remitted $146,100 to the General Partner, who in turn, has assumed the Partnership's Liabilities as well as Liquidation Costs. In the event that the sum of the Partnership's Liabilities and Liquidation Costs exceed the sum of the amount paid to the General Partner in cash plus the amounts, if any, ultimately recovered on the assigned claims, the excess amount will be paid by the General Partner out of its own funds. Conversely, if the sum of the Partnership's Liabilities and Liquidation Costs are less than the cash payment to the General Partner plus any amounts recovered from the contingent claims, the General Partner will retain the excess amount.

          The General Partner will provide final income tax information to all Holders during 2000.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRST CAPITAL INSTITUTIONAL REAL ESTATE,
                                    LTD. - 3


                                    By:  First Capital Financial Corporation
                                         General Partner

DATE     July 16, 1999                   By /s/ Norman M. Field
     -----------------                     ----------------------
                                            Norman M. Field
                                            Vice President/Treasurer